Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
NOTE 3. DISCONTINUED OPERATIONS
American Medical Systems
On February 24, 2015, the Board of Directors approved a plan to sell the Company’s AMS business, which comprises the entirety of our former Devices segment. Subsequently, the Company entered into a definitive agreement to sell the Men’s Health and Prostate Health components of the AMS business to Boston Scientific Corporation (Boston Scientific) for up to $1.65 billion, with $1.60 billion in upfront cash. The Company is also eligible to receive a potential milestone payment of $50.0 million in cash conditioned on Boston Scientific achieving certain product revenue milestones in the Men’s Health and Prostate Health components in 2016. In addition, Boston Scientific will pay $60.0 million in exchange for 60,000 shares of Series B Non-Voting Preferred Stock issued by American Medical Systems Holdings, Inc. The preferred stock entitles the holder to dividends payable quarterly at an initial annual rate of 7.25%, which will increase by 0.25% each year on January 1, from 2018 until the rate equals 11.50%. While the preferred stock remains outstanding, American Medical Systems Holdings, Inc. will be subject to certain affirmative and negative covenants, including an obligation to maintain assets in excess of the liquidation preference of the preferred stock, and restrictions on the sale of assets and the incurrence of certain indebtedness. The preferred stock matures and becomes mandatorily redeemable in 2035.
The transaction with Boston Scientific is expected to close in the third quarter of 2015, subject to customary conditions, including the expiration or termination of any applicable waiting periods under applicable competition laws. In addition, the Company is currently pursuing a sale of the Women’s Health component of the AMS business.
The majority of the assets and liabilities of the AMS business, previously known as the Devices segment, are classified as held for sale in the Consolidated Balance Sheets. Certain of AMS’s assets and liabilities, primarily with respect to its product liability accrual for all known pending and estimated future claims related to vaginal mesh cases, the related Qualified Settlement Funds and certain intangible and fixed assets, are not classified as held for sale based on management’s current expectation that these assets and liabilities will remain with the Company subsequent to sale. Depreciation and amortization expense are not recorded on assets held for sale. The operating results of this business are reported as Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented. While the Company is retaining the liability for all known pending and estimated future claims related to vaginal mesh cases related to products sold prior to the sale date, the Company is pursuing the sale of the underlying vaginal mesh products to a third party and thus the litigation expense and legal defense costs specifically attributable to the vaginal mesh cases has been included in Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented.
As described further in Note 10. Goodwill and Other Intangibles, as part of the 2014 goodwill impairment test, we determined that a market approach was appropriate as the primary valuation methodology for our AMS reporting unit based on bids related to expressions of interest from third parties for our AMS business, which began during the third quarter of 2014. The results of our 2014 Step I analyses showed the fair value of the AMS business unit exceeded its respective carrying amount.
The results of the 2013 Step I analysis for the AMS reporting unit showed that the fair values of that reporting unit was lower than its carrying amount, thus requiring a Step II analysis for the reporting unit. The declines in the fair value, as well as fair value changes for other assets and liabilities in the Step II goodwill impairment test, resulted in an implied fair value of goodwill below the carrying amount of the goodwill for the reporting unit. Accordingly, we recorded combined pre-tax non-cash goodwill impairment charges in the Consolidated Statements of Operations totaling $481.0 million in 2013.
The result of the 2012 Step I analysis for the AMS reporting unit showed that the fair value of that reporting unit was lower than its respective carrying amount, thus requiring a Step II analysis for the reporting unit. The decline in the fair value, as well as fair value changes for other assets and liabilities in the Step II goodwill impairment test, resulted in an implied fair value of goodwill below the carrying amount of the goodwill for the reporting unit. Accordingly, we recorded a pre-tax non-cash goodwill impairment charge in the Consolidated Statements of Operations totaling $507.5 million in 2012.
A summary of significant other intangible asset impairment charges for the AMS business for the three years ended December 31, 2014 is included below.
As a result of the 2013 Step II analysis, we also determined that the carrying amounts of certain AMS IPR&D intangible assets were impaired. This determination was based primarily on lower than initially expected revenue and profitability levels over a sustained period of time and downward revisions to management’s short-term and long-term forecasts. Accordingly, during 2013 we recorded pre-tax non-cash impairment charges of $12.0 million to impair the IPR&D assets, representing the difference between the fair values and the carrying amounts. Of this $12.0 million impairment charge, approximately $6.0 million was related to assets included as continuing operations in the Consolidated Balance Sheets and was recorded as Asset impairment charges in the Consolidated Statements of Operations.
As a result of the 2012 Step II analysis, we also determined that the carrying amounts of the women's health developed technology intangible asset and one of the AMS IPR&D intangible assets were impaired. This determination was based primarily on lower than initially expected revenue and profitability levels over a sustained period of time and downward revisions to management's short-term and long-term forecasts for the AMS women's health product line. Accordingly, we recorded a pre-tax non-cash impairment charge of $128.5 million to impair the women's health developed technology intangible asset in its entirety.
The following table provides the operating results of the Discontinued operations of AMS, net of tax for the three years ended December 31 (in thousands):

	2014	2013	2012
Revenue	$496,505	$492,226	$504,487
Litigation-related expense and other contingencies, net	1,273,358	474,792	92,000
Loss from discontinued operations before income taxes	(1,225,576)	(944,933)	(718,374)
Income taxes	(440,107)	(167,809)	(75,237)
Discontinued operations, net of tax	$(785,469)	$(777,124)	$(643,137)
The following table provides the components of Assets and Liabilities held for sale as of December 31, 2014 and 2013 (in thousands):

	December 31, 2014	December 31, 2013
Current assets	$165,075	$168,760
Property, plant and equipment	41,122	45,203
Goodwill	862,960	806,838
Other intangibles, net	861,174	925,460
Other assets	7,533	6,616
Assets held for sale	$1,937,864	$1,952,877
Current liabilities	$53,143	$62,110
Deferred income taxes	46,538	51,671
Other liabilities	3,657	3,901
Liabilities held for sale	$103,338	$117,682
The following table provides the Depreciation and amortization and Purchases of property, plant and equipment of AMS for the three years ended December 31 (in thousands):

	2014	2013	2012
Cash flows from discontinued operating activities:
Net loss	$(785,469)	$(777,124)	$(643,137)
Depreciation and amortization	70,275	72,003	84,089
Cash flows from discontinued investing activities:
Purchase of property, plant and equipment	$(4,423)	$(3,517)	$(5,271)

HealthTronics
On December 28, 2013, the Board approved a plan to sell the HealthTronics business and the Company entered into a definitive agreement to sell the business on January 9, 2014 to Altaris Capital Partners LLC for an upfront cash payment of $85.0 million, subject to cash and other working capital adjustments. As of December 31, 2014, we are entitled to receive additional cash payments of $4.7 million from the purchaser of HealthTronics. In addition, as of December 31, 2014, EHSI has rights to additional cash payments of up to $30.0 million based on the operating performance of HealthTronics through December 31, 2015, for total potential consideration of up to $119.7 million. The sale was completed on February 3, 2014. Additional cash payments, if any, will be recorded when earned.
As previously disclosed, prior to the sale, at September 30, 2013, the Company had determined that a sale of the HealthTronics business was more-likely-than-not to occur over the next twelve months. Accordingly, the Company initiated an interim goodwill impairment analysis of the HealthTronics reporting units’ goodwill balances as of September 30, 2013. The fair value of the Urology Services and HealthTronics Information Technology Solutions (HITS) reporting units were estimated using a number of factors including the fair value implied by the then ongoing sales process and previously prepared discounted cash flow analyses. As a result of this analysis, the Company determined that the net book value of both our Urology Services reporting unit and our HITS reporting unit exceeded their estimated fair value. The Company prepared a preliminary analysis to estimate the amount of an impairment charge as of September 30, 2013 and determined that an impairment was probable and reasonably estimable. The preliminary fair value assessments were performed by the Company taking into consideration a number of factors including the preliminary results of a hypothetical purchase price allocation. As a result of the preliminary analysis, the Company recorded a combined estimated goodwill impairment charge of $38.0 million during the three months ended September 30, 2013, representing the difference between the estimated implied fair value of the HealthTronics reporting units’ goodwill and their respective net book values. The Company finalized the impairment analysis in the fourth quarter of 2013 when it recorded charges of $118.9 million to write down the book value of the reporting units’ assets to fair value less costs to sell. Subsequently, during the year ended December 31, 2014, the Company has recorded a net gain of approximately $3.6 million, representing the carrying amount of the assets sold less the amount of the net proceeds, including the $4.7 million described above.
In addition, the results of the Company’s 2012 Step I analyses for the Anatomical Pathology Services and HITS reporting units showed that the fair values of those reporting units were lower than their respective carrying amounts, thus requiring a Step II analysis for each reporting unit. The declines in these fair values, as well as fair value changes for other assets and liabilities in the Step II goodwill impairment test, resulted in an implied fair value of goodwill below the carrying amount of the goodwill for these reporting units. Accordingly, we recorded combined pre-tax non-cash goodwill impairment charges in the Consolidated Statements of Operations totaling $49.9 million in 2012.
Until it was sold on February 3, 2014, the assets of this business, previously known as the HealthTronics segment, and related liabilities were classified as held for sale in the Consolidated Balance Sheet. Depreciation and amortization expense were not recorded on assets held for sale. The operating results of this business are reported as Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented. Financial results are only related to disposed of or to-be-disposed of businesses.
The following table provides the operating results of Discontinued operations of HealthTronics, net of tax for the three years ended December 31(in thousands):

	2014	2013	2012
Revenue	$14,443	$207,194	$211,627
Income (loss) from discontinued operations before income taxes	$6,434	$(119,690)	$(11,160)
Income taxes	757	(22,776)	(17,147)
Discontinued operations, net of tax	$5,677	$(96,914)	$5,987

There were no Assets and Liabilities held for sale relating to HealthTronics included in the Consolidated Balance Sheet as of December 31, 2014. The following table provides the components of Assets and Liabilities held for sale as of December 31, 2013 (in thousands):

December 31, 2013
Current assets	$69,131
Property, plant and equipment	23,461
Goodwill and other intangibles, net	58,761
Other assets	8,904
Assets held for sale	$160,257
Current liabilities	$27,656
Long term debt, less current portion, net	3,354
Other liabilities	561
Liabilities held for sale	$31,571

The table above does not include noncontrolling interests related to HealthTronics of $59.2 million as of December 31, 2013.
The operating, investing and financing cash flows from the HealthTronics business are presented in a single reconciling line item in the Consolidated Statement of Cash Flows.